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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2002

DEATH BENEFIT DURING ACCUMULATION PERIOD

         AMOUNT OF DEATH BENEFIT

For contracts issued on and after January 1, 2003, for all death benefits payable under the contract, the amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

      (i)   is equal to the Death Benefit prior to the withdrawal and

      (ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

                       SUPPLEMENT DATED DECEMBER 16, 2002

Death Benefit.Supp 12/2002